SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CHINESE INVESTORS.COM, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
N/A

	(2)	Aggregate number of class of securities to which transaction applies:
N/A

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
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	(2)	Form, Schedule or Registration Statement No.:
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	(3)	Filing Party:
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	(4)	Date Filed:
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CHINESE INVESTORS.COM, INC.

Corporate Offices:

13791 E. Rice Place, Suite #107,

Aurora, CO 80015

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our stockholders:

You are cordially invited to attend the annual stockholders meeting of ChineseInvestors.COM Inc., an Indiana corporation, to be held on Saturday, October 20, 2012 at 10:00 a.m., Pacific Daylight Time, at the Hilton Garden Inn located at 199 North Second Avenue, Arcadia, California, 91006, USA (TEL: 1-626-574-6900) for the following purposes:

1.	The election of 3 Directors for our Board of Directors to serve until our annual meeting of stockholders to be held in 2013, 2014 and 2015, when their respective terms end, or until each such director’s successor is elected and qualified;

2.	Ratification of the selection of B F Borgers CPA PC as our independent public accountants for the fiscal year ended May 31, 2013; and

3.	To transact such other business as may properly come before the annual meeting.

A proxy statement describing the matters to be considered at the annual meeting is attached to this notice. The Board of Directors has fixed the close of business on September 7, 2012 as the record date for determination of stockholders entitled to notice of, and to vote at the this annual meeting unless anyone attending can provide proof via a proper enforce common shares stock certificate of such determination of eligibility, dated no later than Friday, October 19, 2012 and as verified in writing by our Transfer Agent, Michael Turner at Globex Transfer, LLC, 780 Deltona Blvd., Suite 202, Deltona, FL 32725, P: 813-344-4464, Direct P: 813-344-4490, Main F: (386) 267-3124.

In order that your shares may be represented at the annual meeting, please date, execute and promptly mail the enclosed proxy back to the Company address as provided or email an executed scan to broper@chinesefn.com. A proxy may be revoked by a shareholder by notice in writing to the Secretary of ChineseInvestors.com at any time prior to its use by presentation of a later-dated proxy or by attending the annual meeting and voting in person.

By Order of the Board of Directors

/s/ Brett Roper
Secretary of the Board and COO
August 27, 2012

YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

i

CHINESEINVESTORS.COM

Corporate Offices:

13791 E. Rice Place, Suite #107
Aurora, CO 80015

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 20, 2012

To our stockholders:

The Board of Directors of ChineseInvestors.com, Inc., an Indiana corporation, is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of stockholders to be held on October 20, 2012 at 10:00 a.m., pacific daylight time, at the Hilton Garden Inn located at 199 North Second Avenue, Arcadia, California, 91006, USA (TEL: 1-626-574-6900). This proxy statement, the accompanying proxy card and the notice of annual meeting are being provided to stockholders beginning on or about August 27, 2012 via our DEF14 filing (SEC Website) or via regular mail on or after September 7, 2012.

ANNUAL MEETING INFORMATION

Solicitation of Proxies

The costs of this solicitation by the Board of Directors will be borne by ChineseInvestors.com. Proxy solicitations will be made by mail. They also may be made by personal interview, telephone, facsimile transmission and telegram. Banks, brokerage house nominees and other fiduciaries are requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. ChineseInvestors.com will, upon request, reimburse those parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. ChineseInvestors.com does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $7,500.00 plus reasonable out-of-pocket expenses.

Voting Rights

Holders of shares of ChineseInvestors.com common stock, par value $0.008 per share, at the close of business on Friday, October 19, 2012 under specific provisions as noted herein, the last allowable record date, are entitled to notice of, and to vote at, the annual meeting. On that date we have 5,120,981 shares of common stock anticipated to be outstanding at the time of our Meeting as called. Each share of common stock outstanding on the record date is entitled to one vote on each matter presented at the annual meeting. The presence, in person or by proxy, of stockholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the annual meeting. If a quorum is present, (1) a plurality of the votes cast at the annual meeting is required for election of directors, and (2) the affirmative vote of the majority of the votes cast, in person or by proxy, at the annual meeting is required for all other matters. Cumulative voting in the election of directors is not permitted. Abstentions are considered shares present and entitled to vote, and under Indiana law an abstention is not a vote cast. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Accordingly, a broker non-vote will have no effect on the matters presented to this annual meeting.

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Voting of Proxies

Shares of the common stock represented by all properly executed proxies received in time for the annual meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as a director, and FOR the appointment of B F Borgers CPA PC as independent public accountants for the fiscal year ending May, 2013.

The management and the Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein. To date, ChineseInvestors.com has not received any stockholder proposals. If any other matter of which the management and Board of Directors are not now aware is presented properly to the stockholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the corporate secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the annual meeting and voting in person.

Annual Report

The 2012 annual report including financial statements for the year ended May 31, 2012, which will be made available online to stockholders but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials.

SECURITIES OWNERSHIP

Please see our 10K Statement as filed with the SEC on or about August 29, 2012 for detailed information.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and holders of more than 10% of ChineseInvestors.com common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Such officers, directors and 10% stockholders are required by SEC regulation to furnish ChineseInvestors.com with copies of all Section 16(a) forms they file. Based solely on its review of such forms that it received, or written representations from reporting persons that no Form 5s were required for such persons, ChineseInvestors.com believes that, during fiscal 2011, all Section 16(a) filing requirements were satisfied.

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ITEM 1 – ELECTION OF DIRECTORS

The members of our Board of Directors are to be elected at this year’s annual meeting. The nominees for the directors are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for director listed below unless otherwise specified by the stockholder. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director. The nominees listed below already serve as directors of ChineseInvestors.com.

The election to the Board of Directors of the nominees identified in the proxy statement will require the affirmative vote of a plurality of the outstanding shares of common stock present in person or represented by proxy at the annual meeting.

The Board of Directors unanimously recommends that stockholders vote FOR the nominees identified below:

Name	Position with ChineseInvestors.com

Warren Wang	Chief Executive Officer and Director
Brett Roper	Vice President, Corporate Services, COO, and Secretary of the Board
James Toreson	Independent Director

Nominees and Directors

Nominees – Terms expiring as noted herein

Warren Wang, Expiring 2013 (at the annual meeting)

Brett Roper, Expiring 2014 (at the annual meeting)

James Toreson, Expiring 2015 (at the annual meeting)

Warren Wang founded the Company in late 1999. Warren was born in 1968, in Shanghai, China. He studied finance at St. John’s University in New York. Mr. Wang has served as Chief Executive Officer, Chairman of the Board, and Director of ChineseInvestors.com since its inception with the exception of March, 2002 through August of 2003 when James S. Toreson served as the Company’s Chief Executive Officer as a condition of the Hollingsworth LLC investment. He was previously the Vice President of Investments for Tradeway Securities Group, a Senior Financial Consultant for Waldron & Co., and a Senior Account Executive for Donald & Co. Securities. Mr. Wang has over 15 years of experience in the financial markets industry and has extensive experience in management, project development, sales, marketing, accounting, and administration. Mr. Wang is Chartered Financial Analyst (CFA) Candidate as well as a member of the Market Technicians Association (MTA).

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Brett Roper has served on the Company’s Board of Directors since 2002 and has provided assistance to the Company in a number of capacities including, Secretary of the Board (current), Chief Operating Officer (current), operating planning and development, financial planning and development, corporate consulting, and various other duties as requested. He currently resides in Denver Colorado, providing business development and general support services for various companies while working as needed for ChineseInvestors.com. He has an extensive background in management and has traveled to China several times over the years providing additional support services to the Company. Brett has agreed to provide the coordination and general support for near-term corporate related activities and planning.

James S. Toreson joined the Board of Directors in May of 2010 and has over 30 years of experience as a key executive, leading high-tech companies through their start-up, turn around, and growth phases. He was instrumental in providing strategic planning, capital transactions, and strategic partnerships, including IPOs; secondary offerings; private placements; acquisitions; divestitures; and far-east joint ventures with major companies in Japan, Korea, Taiwan, and the People’s Republic of China. He is a “hands on” serial entrepreneur with a broad range of expertise in product development, marketing, manufacturing, quality system such as ISO 9000 and Six Sigma, flexible automation, and is the author of several patents in computer hardware technology. In the early part of his career, he made leading edge technical contributions in the fields of integrated circuits; computer design; computer peripherals, hard disk development, including, thin film heads, thin film media and computer aided manufacturing at world class companies including Xebec, Hewlett-Packard, Spectra-Physics, and Bell Telephone Laboratories. His current activities are in the design and deployment of utility-scale solar PV power plants. He is an honors graduate of the University of Michigan with a BSEE and MSEE, and was awarded a Doctorate from the University of Nevada, and has done post-graduate work in computer engineering at the University of Pennsylvania and the University of Santa Clara. He currently serves as the board’s single independent member. The Board has adopted the NASDAQ® definition of an independent director. Under those rules, Mr. Toreson would be considered independent if he is not an employee of the Company and he does not have a relationship with the Company that would interfere with his exercise of independent judgment in acting as a director of the Company. Mr. Toreson has advised Messrs. Wang and Roper that he has no such relationship that would interfere with his exercising independent judgment as a director of the Company.

Compensation of Directors

ChineseInvestors.com paid independent directors, not otherwise employed by ChineseInvestors.com, $13,500 per year (FY 2012) plus 2,500 shares of Company’s common Stock as well as the related expenses for each meeting attended in person.

Compensation Committee Interlocks

No interlocking relationship exists between the Board of Directors or officers responsible for compensation decisions and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past.

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Committees of the Board and Meeting Attendance

The Board of Directors currently has four committees; Executive, Audit, Nominating, and Compensation. During 2011/12, there were four (3) meetings of the Executive Committee, seven (7) meetings of the Board of Directors, three (4) meetings of the Audit Committee, (1) meeting of the Compensation Committee, and (1) meeting of the Nominating Committee. Each director participated in at least 75% of the meetings of the Board and the committees on which he served.

Notwithstanding anything to the contrary set forth in any of ChineseInvestors.COM previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following reports of the Audit Committee and the Compensation Committee and the performance graph shall not be incorporated by reference into any such filings.

Audit Committee Report

The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of any audits, reviews other professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls. The Audit Committee is composed of three directors, one voting member (independent) and two other members (non-voting) as defined by the listing standards of the New York Stock Exchange. The Board plans to adopt a written Audit Committee charter prior to the end of 2013.

The Audit Committee has reviewed and discussed with management and the independent accountants the Company’s audited financial statements for fiscal year 2012. In addition, the Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Audit Committee has received from the independent accountants written disclosures and a letter concerning the independent accountants’ independence from the Company, as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” These disclosures have been reviewed by the Committee and discussed with the independent accountants.

Based on these reviews and discussions, the Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2011 for filing with the Securities and Exchange Commission.

Audit Committee

James Toreson

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Compensation Committee Report

The Compensation Committee of the Board of Directors, which is comprised of one (1) voting member (Toreson, independent) as well as two (2) non-voting members (Roper & Wang) and oversees the ChineseInvestors.com executive compensation program.

ChineseInvestors.com compensation programs are designed to help attract and retain qualified and motivated individuals that will provide the leadership required to achieve our strategic goals, which includes sustaining long-term value based growth for stockholders. Our philosophy is to link management’s compensation to ChineseInvestors.com profitability and stock price. Our philosophy is also intended to encourage stock ownership by not only management, but all levels of employees. We believe a significant percentage of total executive compensation should be provided through incentive equity compensation that aligns management’s interests with those of stockholders. Our goal is to make our executives’ personal net worth heavily dependent on appreciation in the value of ChineseInvestors.com stock over the long-term and their income dependent on ChineseInvestors.com dividends.

ChineseInvestors.com strives to integrate (1) competitive levels of base salary, (2) annual incentive bonus awards tied to operating performance, and (3) stock option awards to ensure management has a continuing stake in the long-term success of ChineseInvestors.com.

The Committee believes that senior management’s base salaries are reasonable as compared to other comparable companies with whom ChineseInvestors.com competes for management personnel. However, these executives have significant compensation potential if there are substantial returns generated to stockholders.

Compensation Committee

James Toreson
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Management of ChineseInvestors.com (See SEC Filing, 10K under ChineseInvestors.COM)

Executive Compensation (See SEC Filing, 10K under ChineseInvestors.COM)

ITEM 2 – RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of B F Borgers CPA PC to audit our financial statements for, and otherwise act as the independent certified public accountants with respect to, the year ending May 31, 2013. The Board of Director’s selection of B F Borgers CPA PC for the current fiscal year is being presented to stockholders for ratification at the annual meeting. To our knowledge, neither Mr. Borgers nor any of its partners has any direct financial interest or any material indirect financial interest in ChineseInvestors.com, or has had any connection since the inception of ChineseInvestors.com in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

The Board of Directors recommends that the shareholders vote “FOR” the proposal to select B F Borgers CPA PC as independent certified public accountants.

Principal Accounting Firm Fees (See SEC Filing, 10K under ChineseInvestors.COM) (http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001459482&owner=exclude&count=40)

OTHER BUSINESS

The Board of Directors is aware of one other matter which may be presented for stockholder action at the meeting and as noted below. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgments.

The Company plans to present to Shareholder a Quorum Option recommendation for consideration and subsequent adoption, based upon Shareholder approval that would allow for redefinition of the current Quorum terms as stated within our articles of incorporation and by-laws thereby allowing a Quorum to be defined as those present and attending any annual or specially called meeting of Shareholders.

Other Business (Shareholder Proposals) as may come before the Board of Directors for proper consideration noting such must be submitted in writing via email to broper@chinesefn.com or to our Corporate Offices mailing address as noted herein, such coming to the attention of the Board no later than October 19, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Brett Roper
Secretary of the Board of Directors and COO
August 29, 2012

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FORM OF PROXY

ChineseInvestors.com, Inc.

13791 E. Rice Place, Suite #107 - Aurora, CO 80015 (BY FAX (303) 481-4417) (BY SCANNED ATTACHMENT broper@chinesefn.com)

PROXY – Annual Meeting of Shareholders – Saturday, October 20, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brett Roper as proxy, with the power to appoint his substitute, and hereby authorizes Brett Roper to represent and to vote, as designated below, all the shares of common stock of ChineseInvestors.com, Inc. (the “Company”) held of record by the undersigned on September 7, 2011 at the Annual Meeting of Shareholders to be held on Saturday, October 20, 2012 or at any adjournment thereof.

1. ELECTION OF DIRECTORS. The election of three Directors to serve for staggered terms of one year as to Mr. Wang, two years as to Mr. Roper and three years as to Mr. Toreson, each until his successor is duly elected and qualified.

INSTRUCTIONS: Place a check or an X on the appropriate line to vote for, against or to abstain a nominee listed below.

WARREN WANG	FOR ___	AGAINST ___	ABSTAIN ___

BRETT ROPER	FOR ___	AGAINST ___	ABSTAIN ___

JAMES TORESON	FOR ___	AGAINST ___	ABSTAIN ___

Write In Candidate: _____________________________________________________________________________________________

(Must include full name, address, and contact phone number; to be valid and must be able perform the duties as required as well as be willing to serve)

Please indicate the number of shares you believe you hold here: ________________________

2. Such other business as may properly come before the Annual Meeting of Shareholders, or at any and all adjournments hereof.

Selection of B F Borgers CPA PC as our Audit Firm for FY 2013.	FOR ___	AGAINST ___	ABSTAIN ___

Approval of the Modified QUORUM requirements for FY 2013 and beyond.	FOR ___	AGAINST ___	ABSTAIN ___

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTE IS INDICATED HEREIN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND IN ACCORDANCE WITH THE PROXIES’ BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

Please sign, exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:	_____/_____/_____	Signature:	Printed Last Name:

Signature if held Jointly:			Printed Last Name:

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY TO MR. ROPER’S ATTENTION AT THE ADDRESS/FAX/EMAIL ADDRESS AS NOTED ABOVE